Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2475

Dividend Income & Value Portfolio 2026- 2

(the “Portfolio”)

Supplement to the Prospectus

Effective June 29, 2026, Honeywell International Inc. (“Honeywell”) (ticker: HON) and Honeywell Aerospace Inc. (“Honeywell Aerospace”) (ticker: HONAV) have separated into two publicly traded companies (the “Spin-Off”). In connection with the Spin-Off, shareholders have received a distribution of 1 share of Honeywell Aerospace common stock for every 2 shares of Honeywell common stock owned as of the June 15, 2026 record date (the “Record Date”). As a holder of Honeywell common stock as of the Record Date, the Portfolio has received a distribution of Honeywell Aerospace common stock. The Portfolio will continue to hold and buy shares of each of Honeywell and Honeywell Aerospace.

Supplement Dated: June 29, 2026